HARTFORD HLS SERIES FUND II, INC.,

                                  ON BEHALF OF

                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND

NOVEMBER 30, 2006

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

Dear Hartford HLS Fund Participants:

You are cordially invited to attend a Special Meeting ("Meeting") of Hartford Capital Opportunities HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"). The Meeting will take place on January 23, 2007 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on a proposed Plan of Reorganization ("Reorganization Plan") pursuant to which the Acquired Fund will be reorganized into Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), another series of the Company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. Subsequent to this transaction, the Acquiring Fund will be renamed Hartford LargeCap Growth HLS Fund.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement/Prospectus provides more information on the Reorganization Plan. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, MIS, an ADP Company, reminding you to vote your shares.

Very truly yours,

David. M. Znamierowski
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              IMPORTANT INFORMATION

 WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT/PROSPECTUS. HOWEVER, WE
    THOUGHT IT WOULD BE HELPFUL TO PROVIDE BRIEF ANSWERS TO SOME QUESTIONS.


Q. 1. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. 1. Shareholders of the Hartford Capital Opportunities HLS Fund (the "Acquired Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"), are being asked to consider one proposal: to approve a proposed reorganization plan (the "Reorganization Plan") whereby the Acquired Fund will be reorganized into the Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), another series of the Company. Subsequent to this transaction, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund. However, the name change of the Acquiring Fund is contingent upon the approval of a reorganization of the Hartford LargeCap Growth HLS Fund ("Large Cap Growth Fund") into the Acquiring Fund as further described in the Proxy Statement/Prospectus.


Q. 2. HOW WILL REORGANIZING THE ACQUIRED FUND INTO THE ACQUIRING FUND BENEFIT THE ACQUIRED FUND AND ITS SHAREHOLDERS?

A. 2. The reorganization of the Acquired Fund into the Acquiring Fund is expected to benefit the Acquired Fund's shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide greater opportunities to realize economies of scale; (2) reducing expenses for the Acquired Fund's shareholders, who will be subject to the Acquiring Fund's lower management fee schedule and a voluntary fee waiver; and (3) providing the Acquired Fund's shareholders with access to a talented and experienced portfolio management team.

Q. 3. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSED REORGANIZATION INTO THE ACQUIRING FUND?

A. 3. The Acquired and Acquiring Funds are series of the Company, an investment company registered under the Investment Company Act of 1940 (the "Act"). The Act requires that the approval of shareholders of the Acquired Fund be obtained in order to effect the Reorganization.

Q. 4. WHAT IS THE ACQUIRING FUND'S INVESTMENT GOAL?

A. 4. The Acquiring Fund's investment goal is to seek long-term growth of capital, which is consistent with the Acquired Fund's Goal. The Acquiring Fund invests 80% of its assets in common stocks of large and medium sized blue chip growth companies, defined by the sub-adviser as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. Following the Reorganization and the reorganization of the Large Cap Growth Fund into the Acquiring Fund, the Acquiring Fund will change its name to the Hartford LargeCap Growth HLS Fund and will be required to invest 80% of its assets in large capitalization companies.

Q. 5. WHO IS THE ADVISER AND SUB-ADVISER OF THE ACQUIRING FUND?

A. 5. The investment adviser of the Acquiring Fund, HL Investment Advisors, LLC ("HL Advisors"), is the same investment adviser of the Acquired Fund. However, the Acquiring Fund's sub-adviser is Hartford Investment Management Company, an affiliate of HL Advisors.

Q. 6. WILL THE REORGANIZATION PLAN RESULT IN LOWER EXPENSES FOR SHAREHOLDERS OF THE ACQUIRED FUND?


A. 6. Yes. The Reorganization Plan, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund, because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Advisors, and HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management Company. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund, which pays a management fee of 0.65% compared to the current management fee of the Acquired Fund of 0.90%. A voluntary fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquired Fund to 0.70%. A voluntary fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquiring Fund further to 0.44%.


Q. 7. HAS THE BOARD OF DIRECTORS APPROVED THE REORGANIZATION PLAN?

A. 7. Yes. The Board of Directors has reviewed and approved the Reorganization Plan. The Board recommends that you vote FOR the Reorganization Plan.

Q. 8. HOW CAN I VOTE?

A. 8. You can vote:

o By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

o By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

o By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

     Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 9. WHEN SHOULD I VOTE?

A. 9. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or MIS, an ADP Company, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q.  10.   WHERE  CAN  I  OBTAIN   ADDITIONAL   INFORMATION   ABOUT   THIS  PROXY
STATEMENT/PROSPECTUS?

A. 10. For information about voting, please call toll free 1-877-256-6081. To view the Hartford HLS Funds 2005 Annual Report, the Hartford HLS Funds 2006 Semi-Annual Report or a copy of this Proxy Statement/Prospectus, or to obtain additional information about the Proxy Statement/Prospectus:

o For variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your Proxy Information" under "Points of Interest" on or after December 18, 2006).

o Or call: 1-800-800-2000 (if you are a Union Security variable life insurance policy owner).

   THE ATTACHED PROXY STATEMENT/PROSPECTUS CONTAINS MORE DETAILED INFORMATION
            ABOUT THE REORGANIZATION PLAN. PLEASE READ IT CAREFULLY.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Meeting") of Hartford Capital Opportunities HLS Fund, a series of Hartford HLS Series Fund II, Inc (the "Company"), will take place on January 23, 2007 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Capital Opportunities HLS Fund (the "Acquired Fund") by Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund"), a series of the Company, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2.   To transact such other business as may properly come before the Meeting.

The Board of Directors of the Company recommends that you vote FOR the proposal listed in this notice. Shareholders of record on November 8, 2006 are entitled to notice of and to vote at the Meeting.

The Acquired Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Acquired Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Acquired Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Acquired Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Acquired Fund, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Acquired Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Acquired Fund as of November 8, 2006 (the "Record Date"), so that they may instruct the insurance companies how to vote the shares of the Acquired Fund that underlies their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                             By Order of the Board of Directors,


                                             /s/ Edward P. Macdonald
                                                        Secretary

November 30, 2006

                                TABLE OF CONTENTS


INTRODUCTION......................................................................................................................1

PROPOSAL .........................................................................................................................3

SUMMARY ..........................................................................................................................4

         The Proposed Reorganization..............................................................................................4

         Reasons For The Reorganization.......................................................................................... 4

         Benefits of The Reorganization for the Acquired Fund's Shareholders......................................................4

         Conflicts of Interest....................................................................................................5

         Comparison of Investment Objectives, Principal Investment Strategies, Risks and Management of the Acquired and
                  Acquiring Funds.................................................................................................5

COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS...................................................................8

         Operating Expenses.......................................................................................................9

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND.................................................................................10

         The Investment Adviser and Sub-Adviser..................................................................................10

         Principal Investment Strategies.........................................................................................10

         Performance of the Acquired and Acquiring Funds.........................................................................11

INFORMATION ABOUT THE REORGANIZATION.............................................................................................12

         The Reorganization Plan.................................................................................................12

         Tax Considerations......................................................................................................12

         Expenses of the Reorganization..........................................................................................13

         Board Considerations....................................................................................................13

         The Reorganization of Hartford LargeCap Growth HLS Fund into the Acquiring Fund.........................................13

         Board Considerations Regarding the Approval of the Acquiring Fund's Sub-Advisory Agreement..............................14

ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................................................................17

         Form of Organization....................................................................................................17

         Dividends and Other Distributions.......................................................................................17

         Disclosure of Fund Holdings.............................................................................................17

         Capitalization of the Funds.............................................................................................17

GENERAL INFORMATION..............................................................................................................18

         Investment Adviser, Administrator, Transfer Agent, and Principal Underwriter............................................18

         Other Business..........................................................................................................18

         Shareholder Reports.....................................................................................................18

         Proxy Solicitation......................................................................................................18

         Vote Required...........................................................................................................19

         Shareholder Proposals...................................................................................................19

         Beneficial Owners.......................................................................................................19

         Information About the Funds.............................................................................................19

MORE INFORMATION REGARDING THE ACQUIRING FUND....................................................................................20

         Investment Advisory Arrangements........................................................................................20

         Litigation and Regulatory Proceedings...................................................................................20

         Purchase and Redemption of Shares.......................................................................................21

         Determination of Net Asset Value........................................................................................21

         Taxes    ...............................................................................................................22

         Frequent Purchases and Redemptions of Shares............................................................................23

         Investment Policy Changes...............................................................................................24

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND......................................................................................24

         Index of Appendices.....................................................................................................26

APPENDIX A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION.......................................................................A-1

APPENDIX B:  EXPLANATION OF STRATEGIES AND RISKS................................................................................B-1

APPENDIX C:  BENEFICIAL OWNERS..................................................................................................C-1

PART B: STATEMENT OF ADDITIONAL INFORMATION................................................................................Part B-1


                           PROXY STATEMENT/PROSPECTUS

                               November 30, 2006

                        HARTFORD HLS SERIES FUND II, INC.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999



                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                              (THE "ACQUIRED FUND")

                                  INTRODUCTION


This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford HLS Series Fund II, Inc. (the "Company"), in connection with the Special Meeting of the Acquired Fund, to be held January 23, 2007, at 2:00 p.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on August 1-2, 2006, the Board of the Company approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of the Acquired Fund into Hartford Blue Chip Stock HLS Fund (the "Acquiring Fund") (collectively, the "Funds"), both of which are series of the Company. Subsequent to this transaction, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

The approximate mailing date of this Proxy Statement/Prospectus is December 11, 2006. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy
Statement/Prospectus, will be paid by HL Advisors, the Acquired Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or MIS, an ADP Company ("MIS"), a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Acquired Fund may receive a telephone call from a representative of MIS if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.


HL Advisors, the Acquired Fund's investment manager, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Fund, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Fund's principal underwriter.


This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated November 30, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions, and risks of each of the Funds, see the Company's Prospectus and Statement of Additional Information dated May 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-800-862-6668 or by writing to Hartford HLS Series Fund II, Inc. at P.O. Box 2999, Hartford, Connecticut 06104-2999. The Company's annual report dated December 31, 2005 and the Company's semi-annual report dated June 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports, and other information filed by the Company from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public
Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The Acquired Fund issues and sells its shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Acquired Fund. The Separate Accounts hold shares of the Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Fund and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Acquired Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the proposal to approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by Harford Blue Chip Stock HLS Fund (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement/Prospectus will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

In all cases where a telephonic proxy or voting instructions are solicited by MIS, the MIS representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the MIS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to MIS, then the MIS representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposal. Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The MIS representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the MIS representative immediately if his or her instructions are not correctly reflected in the confirmation.

Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.


Only those shareholders owning shares as of the close of business on November 8, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 1,528,350.5934 issued and outstanding shares of the Acquired Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement/Prospectus.


The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquired Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Acquired Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Because Hartford Life and its affiliates will vote their shares of the Acquired Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                                    PROPOSAL

                        APPROVAL OF A REORGANIZATION PLAN

                                GENERAL OVERVIEW


If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund it receives in the Reorganization. You will receive Class IA shares of the Acquiring Fund having an aggregate value equal to the aggregate value of Class IA shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund.

                                     SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Company's Prospectus and Statement of Additional Information dated May 1, 2006, as supplemented, and the Reorganization Plan, a form of which is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION

At a meeting held on August 1-2, 2006, the Board approved the Reorganization Plan with respect to each of the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

     o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

     o the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

     o the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

     o the complete liquidation of the Acquired Fund as a series of the Company.

The Reorganization is expected to be effective immediately after the close of business on February 2, 2007, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed for several reasons. The Reorganization is being proposed as a solution to address the small asset levels and lack of growth of the Acquired Fund. The current net assets of the Acquired Fund, as of June 30, 2006, are $11,755,000, compared to the Acquiring Fund's net assets of $140,224,000. The Reorganization is anticipated to provide opportunities to realize greater economies of scale.

Additionally, the Reorganization is being proposed as a solution to address concerns relating to the prior performance of the Acquired Fund. The Acquired Fund's one-, three- and five-year performance was below its benchmark and ranked in the 95th, 96th and 99th percentile, respectively, of the universe of funds selected by Lipper, Inc., an independent provider of investment company data. The Reorganization will provide shareholders of the Acquired Fund with access to a talented and experienced portfolio management team. Hartford Investment Management was appointed as the new sub-adviser of the Acquiring Fund effective on or about November 13, 2006.


HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment adviser, will bear all costs associated with the Reorganization, except for brokerage fees and any brokerage expenses.


Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

BENEFITS OF THE REORGANIZATION FOR THE ACQUIRED FUND'S SHAREHOLDERS

In considering whether to approve the Reorganization Plan, you should note that:

     o The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that is similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund.

     o The Reorganization, if approved, will have the effect of decreasing expenses for shareholders of the Acquired Fund because the Acquired Fund's shareholders will be subject to the Acquiring Fund's lower fee schedule. Like the Acquired Fund, the Acquiring Fund pays an advisory fee to HL Advisors and HL Advisors is responsible for paying the sub-advisory fee to

          Hartford Investment Management Company. Management fees paid by shareholders of the Acquiring Fund, however, are significantly lower than management fees paid by shareholders of the Acquired Fund. If the Reorganization Plan is approved, the Acquired Fund's shareholders will become shareholders of the Acquiring Fund which pays a management fee of 0.65% compared to the current management fee of the Acquired Fund of 0.90%. A voluntary fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquired Fund to 0.70%. A voluntary fee waiver currently in place until December 31, 2007 lowers the management fee of the Acquiring Fund further to 0.44%.


     o The Funds have the same investment adviser, HL Investment Advisors, LLC ("HL Advisors"), which will continue to oversee the investment program of the Acquiring Fund and the performance of Hartford Investment Management Company ("Hartford Investment Management"), the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

     o    The share  purchase and  redemption  provisions  for each Fund are the
          same.   For   additional   information   on  purchase  and  redemption
          provisions, see "More Information Regarding the Acquiring Fund."

     o The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

CONFLICTS OF INTEREST

There are certain conflicts of interest raised by HL Advisors' recommendation of the Reorganization. This action has the potential to provide substantial future benefits to HL Advisors. For example, because HL Advisors' management fees are based on a percentage of net assets, the substantial additional growth of the Acquiring Fund that HL Advisors expects from the Reorganization would result in additional fee income to HL Advisors. In addition, because the Acquiring Fund is sub-advised by Hartford Investment Management, an affiliate of HL Advisors which charges HL Advisors at cost rather than at a market rate, the Reorganization is expected to increase profitability to HL Advisors over time, as its cost of obtaining Hartford Investment Management's services is spread over additional assets under management. However, HL Advisors believes that the Reorganization is in the best interests of shareholders for the reasons set forth herein.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS, AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS


The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser. The charts and summaries below describe important similarities and differences between the Funds. There can be no assurance that a Fund will achieve its stated objective. Each Fund's investment objective may be changed without approval of the shareholders of the Fund. For purposes of considering the proposal, some of the key differences of the principal investment strategies and principal investment risks between the Acquired Fund and the Acquiring Fund are:

     o The Acquiring Fund invests at least 80% of its assets in large and medium-sized growth companies, while the Acquired Fund invests at least 65% of its assets in common stocks and equity-related securities.

     o Typically, each Fund will invest primarily in U.S. securities. Each Fund may purchase foreign securities if consistent with its investment objective. However, in contrast to the Acquiring Fund, which may only invest up to 20% of its assets in foreign securities, the Acquired Fund may invest up to 35% of its assets in foreign securities.

     o In contrast to the Acquiring Fund, the Acquired Fund may trade securities actively, which could increase its transaction costs (thus affecting performance).


------------------------ ------------------------------------------------------ ----------------------------------------------------
                         ACQUIRED FUND                                                             ACQUIRING FUND
------------------------ ------------------------------------------------------ ----------------------------------------------------
OBJECTIVE                Seeks capital appreciation.                            Seeks long-term growth of capital.
------------------------ ------------------------------------------------------ ----------------------------------------------------
PRINCIPAL INVESTMENT     Under normal circumstances, the Fund invests at        Under normal circumstances, the Fund invests at
STRATEGIES               least 65% of its assets in common stocks and           least 80% of net assets in common stocks of large
                         equity-related securities, such as preferred stocks,   and medium-sized blue chip growth companies, as
                         convertible securities, and depositary receipts.       defined by the sub-adviser.(2)



                         Under normal market conditions, the Fund invests in    The sub-adviser emphasizes stocks within the Russell
                         common stocks of companies with mid-to-large market    1000 growth index that exhibit superior
                         capitalizations that the sub-adviser believes have     characteristics relative to their industry sector
                         superior growth potential.(1)  The Fund focuses on     and overall benchmark.  These characteristics
                         companies which the sub-adviser believes have          include each company's business, its management, its
                         favorable growth prospects and attractive valuations   relative valuation, and investors' reactions to the
                         based on current and expected earnings or cash         company.  The Fund uses a quantitative multi-factor
                         flow.  The sub-adviser uses a bottom-up--as opposed    approach to "bottom-up" stock selection, utilizing
                         to a top-down--investment style in managing the fund.  a broad set of individual fundamental stock characteristics to model each stock's relative
                                                                                attractiveness, with a focus on factors that have
                                                                                been demonstrated historically to drive market
                                                                                returns.
------------------------ ------------------------------------------------------ ----------------------------------------------------


--------------------
(1) The Acquired Fund defines mid capitalization companies as companies with market capitalizations similar to those of companies in the S&P 400 Mid Cap Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $423 million to $14 billion. Large Capitalization companies are defined as companies with market capitalization similar to those of companies in the S&P 500 Index. As of December 31, 2005, the market capitalization of companies included in this index ranged from approximately $764 million to $370 billion.

------------------------ ------------------------------------------------------ ----------------------------------------------------
                         ACQUIRED FUND                                                             ACQUIRING FUND
------------------------ ------------------------------------------------------ ----------------------------------------------------
                         Typically, the Fund will invest primarily in U.S.      Typically, the Fund will invest primarily in U.S.
                         common stocks, but may also invest up to 35% of its    common stocks, but may also purchase foreign
                         total assets in equity securities of foreign           securities, preferred stock, convertible securities
                         companies.                                             and other types of securities when they are
                                                                                considered consistent with the Fund's investment
                                                                                objectives.
------------------------ ------------------------------------------------------ ----------------------------------------------------
PRINCIPAL                As with most stock funds, the value of your            As with most stock funds, the value of your
INVESTMENT RISKS         investment may go down in response to overall stock    investment may go down in response to overall stock
                         market movements and trends.  You could lose money     market movements and trends.  You could lose money
                         as a result of your investment.                        as a result of your investment.


                         Large capitalization stocks as a group could fall      The Fund's focus on large and medium-sized blue chip
                         out of favor with the market, causing the Fund to      companies significantly influences its performance.
                         underperform funds that focus on small- or medium      Large blue chip company stocks as a group could fall
                         capitalization stocks.                                 out of favor with the market causing the Fund to
                                                                                perform more poorly than funds that focus on smaller
                                                                                companies. Medium-sized blue chip companies may have
                                                                                greater volatility than larger blue chip companies.

                         If the sub-adviser incorrectly assesses a company's    In addition, if the sub-adviser incorrectly assesses
                         prospects for growth, or if its judgment about how     a company's prospects for growth, or if its judgment
                         other investors will value the company's growth is     about how other investors will value the company's
                         wrong, then the price of the company's stock may       growth is wrong, then the price of the company's
                         decrease, or it may not increase to the level that     stock may decrease, or it may not increase to the
                         had been anticipated.  If the Fund's stock selection   level that had been anticipated.  If the
                         strategy does not perform as expected, the Fund        sub-adviser's stock selection strategy does not
                         could underperform its peers or lose money.            perform as expected, the Fund could underperform its
                                                                                peers or lose money.


                         The Fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

                         Foreign investments may be more risky than domestic    Foreign investments may be more risky than domestic
                         investments.  Investments in securities of foreign     investments.  Investments in securities of foreign
                         issuers and non-dollar securities may be affected by   issuers and non-dollar securities may be affected by
                         fluctuations in currency exchange rates, incomplete    fluctuations in currency exchange rates, incomplete
                         or inaccurate financial information on companies,      or inaccurate financial information on companies,
                         adverse economic events, social upheavals, and         adverse economic events, social upheavals, and
                         political actions ranging from tax code changes to     political actions ranging from tax code changes to
                         governmental collapse.                                 governmental collapse.
------------------------ ------------------------------------------------------ ----------------------------------------------------



(2) If the reorganization of the Hartford LargeCap Growth HLS Fund ("LargeCap Growth Fund") into the Acquiring Fund is approved by shareholders, the Acquiring Fund will change its name to the Hartford LargeCap Growth HLS Fund. Currently, the Acquiring Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Acquiring Fund's name, the Name Policy requires that the Fund invest 80% of its assets in the equity of large and medium size blue-chip companies. Funds are not permitted to change their Name Policy without notifying shareholders 60 days prior to the change. After the Acquiring Fund is renamed Hartford LargeCap Growth HLS Fund, it will be required to invest 80% of its assets in large capitalization companies. This name change is contingent upon the approval of LargeCap Growth Fund reorganization (described below in the section entitled "The Reorganization of Hartford LargeCap Growth HLS Fund Into the Acquiring Fund").

------------------------ ------------------------------------------------------ ----------------------------------------------------
                         ACQUIRED FUND                                                             ACQUIRING FUND
------------------------ ------------------------------------------------------ ----------------------------------------------------
                         If the Fund uses options and futures contracts it      If the Fund uses futures contracts or options on
                         will be exposed to additional risks and transaction    futures contracts it will be exposed to additional
                         costs.  Successful use of these derivative             risks and transaction costs.  Successful use of
                         instruments, whether for managing portfolio risk or    these derivative instruments, whether for managing
                         for other investment purposes, depends on the          portfolio risk or for other investment purposes,
                         sub-adviser's ability to forecast correctly the        depends on the sub-adviser's ability to forecast
                         direction of market movements.  The Fund's             correctly the direction of market movements.  The
                         performance could be worse than if it had not used     Fund's performance could be worse than if the Fund
                         these instruments if the sub-adviser's judgment        had not used these instruments if the sub-adviser's
                         proves incorrect.  In addition, in the case of         judgment proves incorrect.  In addition, in the case
                         utilizing derivatives to manage portfolio risk, even   of utilizing derivatives to manage portfolio risk,
                         if the sub-adviser's judgment is correct, there may    even if the sub-adviser's judgment is correct, there
                         be an imperfect correlation between the price of the   may be an imperfect correlation between the price of
                         derivative instruments and the financial               the derivative instruments and the financial
                         instrument(s) or asset(s) being hedged.                instrument(s) or asset(s) being hedged.

------------------------ ------------------------------------------------------ ----------------------------------------------------
FUNDAMENTAL INVESTMENT
RESTRICTIONS
                         Identical to the Acquiring Fund.                       Identical to the Acquired Fund.
------------------------ ------------------------------------------------------ ----------------------------------------------------
INVESTMENT ADVISER AND                HL Investment Advisors, LLC                            HL Investment Advisors, LLC
ADVISORY FEES
                         HL Advisors receives compensation, calculated daily    HL Advisors receives compensation, calculated daily
                         and paid monthly, from the Fund at the following       and paid monthly, from the Fund at the following
                         annual rates (as a specified percentage of the         annual rates (as a specified percentage of the
                         Fund's average daily net assets): 0.90% of the first   Fund's average daily net assets): 0.65% of the first
                         $200 million; 0.85% of the next $300 million; and      $500 million; 0.60% of the next 500 million; and
                         0.80% of assets over $500 million. (For the fiscal     0.55% of assets over $1 billion.  (For the fiscal
                         year ended December 31, 2005, the Fund paid an         year ended December 31, 2005, the Fund paid an
                         advisory fee equal to 0.90% of the Fund's average      advisory fee equal to 0.88% of the Fund's average
                         daily net assets.)(3)                                  daily net assets.)(4)

------------------------ ------------------------------------------------------ ----------------------------------------------------
SUB-ADVISER AND                     Holland Capital Management, LLP                    Hartford Investment Management Company
SUB-ADVISORY FEES                         ("Holland Capital")                            ("Hartford Investment Management")
                                    1 North Wacker Drive, Suite 700                             55 Farmington Avenue
                                        Chicago, Illinois 60606                              Hartford, Connecticut 06105

                         Holland Capital receives monthly compensation from     Hartford Investment Management receives quarterly
                         HL Advisors at the following annual rates (as a        compensation from HL Advisors the equivalent of all
                         specified percentage of the Fund's average daily net   direct and indirect expenses incurred in the
                         assets):  0.40% of the first $100 million; 0.30% of    performance of its duties under the sub-advisory
                         the next $100 million, 0.25% of the next $300          agreement (indirect expenses may include the expense
                         million, 0.20% of the next $500 million, and 0.15%     of various support services for Hartford Investment
                         of assets over $1 billion.                             Management's operations, such as legal, human
                                                                                resources, accounts payable, employee benefits, and
                                                                                other services).

                                                                                Hartford Investment Management is not entitled to a
                                                                                fee calculated on the basis of the fund's average
                                                                                daily net assets.
------------------------ ------------------------------------------------------ ----------------------------------------------------

------------------------ ------------------------------------------------------ ----------------------------------------------------
                         ACQUIRED FUND                                                             ACQUIRING FUND
------------------------ ------------------------------------------------------ ----------------------------------------------------

------------------------ ------------------------------------------------------ ----------------------------------------------------
FUND MANAGER(S)          Louis A. Holland & Monica L. Walker                                         Hugh Whelan
------------------------ ------------------------------------------------------ ----------------------------------------------------


(3) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70% and the total annual operating expenses are 0.86%.


(4) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.44% and the total annual operating expenses are 0.47%. The fee for the fiscal year ended December 31, 2005 represents a different fee arrangement when the Fund was operated by a different sub-adviser.



         COMPARISON OF FEES AND EXPENSES OF ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund to realize lower operating expenses and may permit shareholders of the Acquiring Fund to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

OPERATING EXPENSES


The current expenses of each Fund, estimated PRO FORMA expenses after giving effect to the proposed Reorganization and after giving effect to the Reorganization and the proposed reorganization of the Hartford LargeCap Growth HLS Fund into the Acquiring Fund ("the LargeCap Growth Reorganization") are shown in the table below. PRO FORMA fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization and proposed LargeCap Growth Reorganization as of December 31, 2005. PRO FORMA numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under your variable life insurance or variable annuity contracts or by a qualified retirement plan. For information on these charges, please refer to the applicable prospectus, prospectus summary or disclosure statement of your variable insurance contracts.


ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)


                                                               HARTFORD              HARTFORD                     COMBINED HARTFORD
                                                         CAPITAL OPPORTUNITIES   BLUE CHIP STOCK                   BLUE CHIP STOCK
                                                               HLS FUND              HLS FUND                          HLS FUND
                                                             ACQUIRED FUND        ACQUIRING FUND    PRO FORMA(4)     PRO FORMA(5)
                                                         ---------------------  ----------------- --------------- -----------------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases          Not Applicable      Not Applicable    Not Applicable         N/A
   as a percentage of offering price
   Maximum deferred sales charge (load) (as a percentage     Not Applicable      Not Applicable    Not Applicable         N/A
   of purchase price or redemption proceeds, whichever
   is less)
   Exchange fees                                                  None                None              None              None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.90%(1)           0.65%(2)(3)      0.65%(2)(3)         0.65%(2)(3)
   Distribution and service (12b-1) fees                           None             None              None                None
   Other expenses(3)                                             0.16%              0.03%            0.03%                .03%
   Total annual operating expenses(3)                            1.06%              0.68%            0.68%                .68%



(1) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.70% and the total annual operating expenses are 0.86%.


(2) HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.44% and the total annual operating expenses are 0.47%.

(3) Estimated amounts restated to reflect current fees.


(4) Reflects pro forma amounts if the Reorganization is approved.

(5) Reflects pro forma amounts if both the Reorganization and LargeCap Growth Reorganization are approved.


EXAMPLE


This example is intended to help you compare the cost of investing in the Funds, in the Acquiring Fund (after the Reorganization) on a PRO FORMA basis and in the Acquiring Fund (after the Reorganization and the LargeCap Growth Reorganization). Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares, you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS

HARTFORD CAPITAL OPPORTUNITIES
HLS FUND ACQUIRED FUND                 $108        $337        $585      $1,294

HARTFORD BLUE CHIP STOCK
HLS FUND ACQUIRING FUND                $69         $218        $379       $847

HARTFORD BLUE CHIP STOCK HLS FUND
PRO FORMA (1)                          $69         $218        $379       $847

COMBINED HARTFORD BLUE CHIP STOCK
HLS FUND PRO FORMA (2)                 $69         $218        $379       $847

(1) Reflects pro forma amounts if the Reorganization is approved.

(2) Reflects pro forma amounts if both the Reorganization and LargeCap Growth Reorganization are approved.

                MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

HL Advisors has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.65% of the first $500 million of the Acquiring Fund's average daily net assets, 0.60% of the next $500 million average daily net assets, and 0.55% of the average daily net assets over $1 billion. HL Advisors has voluntarily agreed to waive 0.21% of its management fee until December 31, 2007. For more information about HL Advisors, see "More Information Regarding the Acquiring Fund - Investment Advisory Arrangements" below.

HL Advisors has entered into a sub-advisory agreement with Hartford Investment Management to provide investment advisory services to the Acquiring Fund effective on or about November 13, 2006 (the "Agreement"). The Acquiring Fund was previously sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe"). Hartford Investment Management is primarily a fixed income manager, although it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of two Hartford-sponsored mutual funds. In 2005, Hartford Investment Management undertook to develop an active equity management capability. After an extensive search, Hartford Investment Management hired Hugh Whelan, the portfolio manager for the Acquiring Fund. As of June 30, 2006, Hartford Investment Management had approximately $118 billion in assets under management.

Pursuant to the Agreement, Hartford Investment Management furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Company's Board and HL Advisors. For such services, HL Advisors currently pays Hartford
Investment Management quarterly the equivalent of all direct and indirect expenses incurred in the performance of its duties under the sub-advisory agreement (indirect expenses may include the expense of various support services for Hartford Investment Management's operations, such as legal, human resources, accounts payable, employee benefits, and other services). Hartford Investment Management is not entitled to a fee calculated on the basis of the fund's average daily net assets.

The following individual has responsibility for the day-to-day management of the Acquiring Fund:

HUGH WHELAN, Executive Vice President of Hartford Investment Management. Mr. Whelan has been an investment professional since 1990. Prior to joining Hartford Investment Management in 2005, Mr. Whelan was head of Quantitative Equities at ING, where he was responsible for the team managing large cap, mid cap, and small cap quantitative equity strategies and for managing ING's quantitative equity research group. Prior to 1999, Mr. Whelan was a quantitative portfolio manager and analyst in ING's fixed income group. Mr. Whelan holds a B.S. degree in Geology and an M.S. in Petroleum Geology from Stanford University and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

The Acquiring Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Acquiring Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Acquiring Fund's  sub-adviser,  Hartford Investment  Management,  invests at least 80% of net assets in common stocks of large and medium-sized blue chip growth companies, as defined by the sub-adviser. If the Reorganization is approved by shareholders, HL Advisors intends to rename the Acquiring Fund "Hartford LargeCap Growth HLS Fund." Currently, the Acquiring Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Acquiring Fund's name, the Name Policy requires that the Acquiring Fund invest 80% of its assets in the equity of large and medium size blue-chip companies. The Acquiring Fund is not permitted to change its Name Policy without notifying shareholders 60 days prior to the change. After the Acquiring Fund is renamed Hartford LargeCap Growth HLS Fund, it will be required to invest 80% of its assets in large capitalization companies.

The sub-adviser emphasizes stocks within the Russell 1000 growth index that exhibit superior characteristics relative to their industry sector and overall benchmark. These characteristics include each company's business, its management, its relative valuation, and investors' reactions to the company. The fund uses a quantitative multi-factor approach to "bottom-up" stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on factors that have been demonstrated historically to drive market returns.

Typically, the Fund will invest primarily in U.S. common stocks, but may also purchase foreign securities, preferred stock, convertible securities and other types of securities when they are considered consistent with the Fund's investment objectives.

PERFORMANCE OF THE ACQUIRED AND ACQUIRING FUNDS

The bar chart and table below indicate the risks of investing in the Funds. The bar chart shows how the Funds' total return have varied from year to year, while the table shows how the Funds' performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Any such additional sales charges or other fees will lower each Fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


ACQUIRED FUND - HARTFORD CAPITAL OPPORTUNITIES HLS FUND - CLASS IA

------------------------------------------------------- -------------------------------------------
                                                                       YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                                              (as of 12/31 each year)
------------------------------------------------------- -------------------------------------------
HIGHEST QUARTER                                           2001                   -23.63%
2nd quarter, 2003                        18.09%           2002                   -28.85%
                                                          2003                    27.38%
LOWEST QUARTER                                            2004                     9.93%
3rd quarter, 2001                        -26.37%          2005                    -0.22%
------------------------------------------------------- -------------------------------------------



--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/05)
--------------------------------------------------------------------------------------------------
                                                                                Since Inception
                                                1 Year          5 Years          (May 1, 2000)
--------------------------------------------------------------------------------------------------
Class IA(1)                                     -0.22%            -5.36%             -6.80%
--------------------------------------------------------------------------------------------------
S&P 500 Index                                    4.91%             0.55%           -1.06%(2)
--------------------------------------------------------------------------------------------------

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

(2)  Return is from April 30, 2000.


ACQUIRING FUND - HARTFORD BLUE CHIP STOCK HLS FUND - CLASS IA

The following information presents the Fund's performance when it was managed by a previous sub-adviser. Hartford Investment Management became the Fund's sub-adviser on or about November 13, 2006.

------------------------------------------------ --------------------------------------------------------
                                                                YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS                                       (as of 12/31 each year)
------------------------------------------------ --------------------------------------------------------

HIGHEST QUARTER                                    1997                       27.00%
4th quarter, 1998                 24.38%           1998                       28.07%
                                                   1999                       19.88%
LOWEST QUARTER                                     2000                       -2.47%
1st quarter, 2001                 -17.00%          2001                      -14.41%
                                                   2002                      -24.40%
                                                   2003                       29.30%
                                                   2004                        8.90%
                                                   2005                        5.85%
------------------------------------------------ --------------------------------------------------------

----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/05)
----------------------------------------------------------------------------------------------------
                                                                                  Since Inception
                                                  1 Year          5 Years          (May 1, 1996)
----------------------------------------------------------------------------------------------------
Class IA(1)                                        5.85%            -0.72%             8.14%
----------------------------------------------------------------------------------------------------
S&P 500 Index                                      4.91%             0.55%            8.65%(2)
----------------------------------------------------------------------------------------------------

(1) The fund's shares were  re-designated  as Class IA shares on April 30, 2002.
(2) Return is from April 30, 1996.


                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class IA shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

EXPENSES OF THE REORGANIZATION

HL Advisors will bear all of the expenses relating to the Reorganization, except brokerage fees and any brokerage expenses. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on August 1-2, 2006. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) (the "Independent Directors"), of the Company determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed
Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

     o The Reorganization would address small asset levels in the Acquired Fund and provide greater opportunities to realize economies of scale as assets grow.

     o The Reorganization would result in substantially lower management fees paid by the Acquired Fund's shareholders due to differences in the management fee schedules of the Acquired Fund and the Acquiring Fund (as described more fully above in "Benefits of the Reorganization").

     o The Reorganization would benefit shareholders of the Acquired Fund by providing them with access to a talented and experienced investment management team. In this regard, the Board reviewed the Acquired Fund's investment performance in comparison with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data, which demonstrated that the Acquired Fund's one-, three- and five- year performance was below its benchmark and that its rank was in the 95th, 96th and 99th percentile, respectively. For a discussion of the Board's considerations in approving Hartford Investment Management as the sub-adviser of the Acquiring Fund, please see the section entitled "Board Considerations Regarding the Approval of the Acquiring Fund's Sub-Advisory Agreement."

     o    The Acquired and Acquiring Funds have similar investment objectives.

     o The Reorganization will qualify as a tax-free transaction within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."


     o The Reorganization would benefit shareholders of the Acquired Fund despite the conflicts of interest (described above in the Conflicts of Interest Section).


THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

THE REORGANIZATION OF HARTFORD LARGECAP GROWTH HLS FUND INTO THE ACQUIRING FUND


The Reorganization may occur at or around the same time that another series of the Company, Hartford LargeCap Growth HLS Fund ("LargeCap Growth Fund"), is reorganized into the Acquiring Fund. Like the Acquired and Acquiring Funds, the LargeCap Growth Fund is advised by HL Advisors. Pursuant to the LargeCap Growth Fund's reorganization plan, if approved by its shareholders, the LargeCap Growth Fund will be reorganized into the Acquiring Fund on or around the date of the Closing. As a result of this reorganization, each shareholder of the LargeCap Growth Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of this reorganization, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the LargeCap Growth Fund held by that shareholder as of the close of business on the date of the closing of this reorganization. The LargeCap Growth Fund's reorganization is not dependent on this Reorganization and this Reorganization is not dependent on the LargeCap Growth Fund's reorganization. Subsequent to the LargeCap Growth Fund reorganization, the Acquiring Fund will change its name from the Hartford Blue Chip Stock HLS Fund to the Hartford LargeCap Growth HLS Fund. This name change will only occur if the LargeCap Growth Fund reorganization is approved.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE ACQUIRING FUND'S SUB-ADVISORY AGREEMENT

At a meeting held on August 1-2, 2006, the Board of Directors of the Acquiring Fund, including each of the Independent Directors, voted to approve the sub-advisory agreement ("Agreement") between HL Advisors and Hartford Investment Management for the Acquiring Fund.

In advance of the August meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Acquiring Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the proposed portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Acquiring Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.

In determining to approve the Agreement with Hartford Investment Management, the Board determined that the Agreement, including the appointment of Hartford Investment Management as the sub-adviser, was fair and reasonable and in the best interests of the Acquiring Fund and its shareholders. In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.


    Nature, Extent and Quality of Services


The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Acquiring Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Acquiring Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Acquiring Fund, and the level of support provided by the organization as a whole. The Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Acquiring Fund. The Board considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Acquiring Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management, in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Acquiring Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Acquiring Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Acquiring Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Proposed Agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

    Performance


The Board considered the investment performance of the Acquiring Fund as managed by T. Rowe. In this regard, the Board considered information and materials provided to the Board comparing the Acquiring Fund's investment performance with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Acquiring Fund's one-, three- and five-year performance was ahead of its benchmark and that its rank was in the 49th, 53rd and 16th percentile, respectively.

As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management team responsible for these funds since 1999 and served in a leadership capacity on the team from 2001 to 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HL Advisors' representations and judgment that although Mr. Whelan's team has not previously managed a large-cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing large-cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes. The Board, at prior meetings, and the investment committee also had extensive in-person discussions with Mr. Whelan about his investment philosophy, process, and experience.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Acquiring Fund.


    Costs of the Services and Profitability of HL Advisors and Hartford Investment Management


The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Acquiring Fund and the profitability to them from managing the Acquiring Fund. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Acquiring Fund would be realized only with respect to HL Advisors. The Board also had information about the profitability to HL Advisors and its affiliates from all services provided to the Acquiring Fund and all aspects of its relationships with the Acquiring Fund. In evaluating HL Advisors' profitability, the Board considered that HL Advisors' agreed to an additional management fee waiver designed to keep its estimated profitability from the Acquiring Fund from increasing for one year following the engagement of Hartford Investment Management.

The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Acquiring Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Acquiring Fund would not be excessive. The Board recognized that, over time, after expiration of the temporary fee waiver and as assets in the Acquiring Fund grow, HL Advisors expected to realize substantial increased profitability from the replacement of
T. Rowe with Hartford Investment Management, but that profitability after the first year will be addressed in light of these developments in the Board's annual review of its investment advisory and sub-advisory agreements.


    Comparison of Fees and Services Provided by HL Advisors and Hartford Investment Management


The Board considered comparative information with respect to the investment management fees to be paid by the Acquiring Fund to HL Advisors and its affiliates. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Acquiring Fund. HL Advisors also referenced information comparing the Acquiring Fund's management fees and total expense ratio relative to those of an applicable peer group of funds identified by Lipper. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Acquiring Fund's peer group at all asset levels. While the Board recognized that comparisons between the Acquiring Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Acquiring Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Acquiring Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be reduced. The Board noted that because HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management, approval of the Agreement would not increase Acquiring Fund expenses and was anticipated to decrease Acquiring Fund expenses.

Based on these considerations, and after taking into account the fee arrangement described above and HL Advisors' agreement to provide a temporary fee waiver in an amount intended to render the transition to Hartford Investment Management neutral in terms of profitability, the Board concluded that the comparative information reviewed indicates that the Acquiring Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.


    Economies of Scale


The Board considered the extent to which economies of scale would be realized as the Acquiring Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Acquiring Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce fees as Acquiring Fund assets grow over time. These breakpoints provide economies of scale to the Acquiring Fund and its shareholders in that, as the Acquiring Fund grows, its effective management fee rate declines. The Board recognized that the Acquiring Fund would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Acquiring Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that the proposed management fee schedule would add a new breakpoint for assets over $1 billion.

The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Acquiring Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Acquiring Fund would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize substantial economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

The Board considered the fact that the Acquiring Fund's assets have fallen significantly in recent years, and that HL Advisors represented that replacing the current sub-adviser with Hartford Investment Management will enable the Acquiring Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth and economies of scale to the Acquiring Fund associated with such growth.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Acquiring Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Acquiring Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Acquiring Fund assets and the appropriateness of additional breakpoints.


    Other Benefits


The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Acquiring Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services;
(ii) research created and provided by a broker dealer involved in effecting a trade (i.e., research provided by a full service broker dealer, or provided by a broker dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Acquiring Fund and receive compensation from the Acquiring Fund:

         o Hartford Life Insurance Company provides administrative and fund accounting services to the Acquiring Fund and receives administrative and fund accounting fees.

         o The Acquiring Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

         o Hartford Investor Services Company, LLC, the Acquiring Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

         o Hartford Administrative Services Company, the Acquiring Fund's sub-transfer agent, receives transfer agency compensation from the Acquiring Fund.

The Board considered that HL Advisors and Hartford Investment Management would benefit from the Acquiring Fund's strong existing performance record, which would facilitate efforts to market the Acquiring Fund to new investors.

                                    * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Acquiring Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each Fund is a series of the Company, a Maryland corporation registered as an open-end management investment company. The Company is governed by the Board, which currently consists of ten (10) trustees, seven (7) of whom are not "interested persons" (as defined in the Investment Company Act of 1940).

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends and distributions may be declared by each Fund's Board of Directors from time to time. The current policy for the Funds is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

DISCLOSURE OF FUND HOLDINGS

A detailed description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Company Statement of Additional Information ("SAI"). In addition, investors should note that each Fund publishes its holdings on the Company website at www.hartfordinvestor.com no earlier than 30 days after the end of each calendar quarter. Each Fund also publishes on the Company website no earlier than 15 days after the end of each month each Fund's largest ten holdings. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available (i) in the Company SAI; and (ii) on the Company website.

CAPITALIZATION OF THE FUNDS


The following table shows on an unaudited basis the capitalization of each Fund and on a PRO FORMA basis, each as of June 30, 2006, after giving effect to the Reorganization and the LargeCap Growth Reorganization.

                                               NET ASSETS            NET ASSET VALUE      SHARES OUTSTANDING
                                              (THOUSANDS)              PER SHARE              (THOUSANDS)
HARTFORD BLUE CHIP STOCK
HLS FUND - ACQUIRING FUND                      $ 140,224                 $ 18.50                7,578

HARTFORD CAPITAL OPPORTUNITIES
HLS FUND - ACQUIRED FUND                       $  11,755                 $  6.94                1,694

HARTFORD BLUE CHIP STOCK
HLS FUND PRO FORMA - ACQUIRING FUND            $ 151,979                 $ 18.50                8,215
INCLUDING ACQUIRED FUND(1)(2)

COMBINED HARTFORD BLUE CHIP STOCK
HLS FUND - ACQUIRING FUND INCLUDING
ACQUIRED FUND AND HARTFORD LARGECAP            $ 212,577                 $ 18.50               11,490
GROWTH HLS FUND(2)(3)

(1) Reflects pro forma amounts if the Reorganization is approved.

(2) The net assets of the Acquired Fund and Hartford LargeCap Growth HLS Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

(3) Reflects pro forma amounts if both the Reorganization and the LargeCap Growth Reorganization are approved.



                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR, TRANSFER AGENT, AND PRINCIPAL UNDERWRITER

HL Advisors, the Funds' investment adviser, is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Life Insurance Company ("Hartford Life") is the Acquired and Acquiring Funds' administrator, Hartford Investor Services Company ("HISC") is the Acquired and Acquiring Funds' transfer and dividend disbursing agent, and Hartford Securities Distribution Company ("HSD") is the Acquired and Acquiring Funds' principal underwriter. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Funds by qualified retirement plans. Hartford Life, HISC, HSD, and HASCO are located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. HL Advisors, Hartford Life, HISC, HSD, and HASCO are affiliates of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut corporation.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Funds in the Company's annual report dated December 31, 2005 and the Company's semi-annual report dated June 30, 2006 which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, Connecticut 06102-5085, by calling the Funds at 1-800-862-6668, or by logging on to www.hartfordinvestor.com.

PROXY SOLICITATION


The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about December 11, 2006, but proxies may also be solicited from a representative of The Hartford or from our proxy solicitor, MIS, an ADP Company, ("MIS"). The estimated costs of retaining MIS is approximately $4,288.46. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.


In all cases where a telephonic proxy or voting instructions are solicited by MIS, the MIS representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the main. If the Contract Owner or shareholder is a corporation or other entity, the MIS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to MIS, then the MIS representative will explain the proxy voting process, read the Reorganization Plan listed on the proxy care, and ask for the Contract Owner's or shareholder's instructions regarding on the Reorganization Plan. Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The MIS representative will record the Contract Owner's or shareholder's instructions on the proxy card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram confirming his or her vote and asking the Contract Owner or shareholder to call the MIS representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by HL Advisors.

VOTE REQUIRED

Approval of the Reorganization Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of the Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

BENEFICIAL OWNERS

As of October 20, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of October 20, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix C.

As of October 20, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

INFORMATION ABOUT THE FUNDS

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,

                                             /s/ Edward P. MacDonald
                                             Secretary
                                             Hartford HLS Series Fund II, Inc.

November 30, 2006
P.O. Box 2999
Hartford, Connecticut 06104-2999

                      MORE INFORMATION REGARDING THE FUNDS

The following information applies to both the Acquired and Acquiring Funds.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Funds are managed by HL Advisors, which selects sub-advisers, which in turn employ portfolio manager(s) in connection with their management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the Company's Directors and officers in the Statement of Additional Information of the Company, dated May 1, 2006. HL Advisors hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including Holland Capital and Hartford Investment Management. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, HL Advisors is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

HL Advisors and Hartford Investment Management are indirect wholly-owned subsidiaries of The Hartford Financial Services Group, Inc., a Connecticut financial services company.

HL Advisors and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

The Company may rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HL Advisors has responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint new sub-advisers, not affiliated with HL Advisors, with the approval of the Board and without obtaining approval from those shareholders and Contract Owners that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders and Contract Owners will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing and the SEC's Division of Enforcement is investigating aspects of The Hartford's variable annuity and mutual funds operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office, and other regulatory agencies in these matters.


Except as described below, to date, none of these investigations have resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.

On November 8, 2006, the Securities and Exchange Commission ("SEC") issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay $55 million to mutual funds that participated in The Hartford's program for directed brokerage in recognition of mutual fund sales during the period from 2000 through 2003. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003.


In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage, and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amendment complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., the Company, the Retail Funds themselves, and certain of the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the funds.


PURCHASE AND REDEMPTION OF SHARES

The Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Union Security Life Insurance Company, and Union Security Life Insurance Company of New York (the "Separate Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The Funds may also offer their shares to certain qualified retirement plans (the "Plans").

Most of the Separate Accounts are registered with the SEC as investment companies. When shares of the Funds are offered as investment options for variable contracts issued through such a Separate Account, a separate prospectus describing the particular Separate Account and contract will accompany this proxy statement/prospectus. When shares of the Funds are offered as investment options for variable contracts issued through a Separate Account that is not so registered, a separate disclosure document received by the Plans (rather than a prospectus) describing that Separate Account and contract will accompany this proxy statement/prospectus.

Shares of the Funds are sold by HSD in a continuous offering to the Separate Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Separate Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts and Plans purchase and redeem Class IA shares of the Funds at net asset value without sales or redemption charges.

For each day on which a Fund's net asset value is calculated, the Separate Accounts transmit to the Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants, and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Separate Accounts and Plans purchase and redeem shares of the Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of note of redemption, except that payments of redemptions may be postponed beyond the seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the Fund, one ore more of such classes of investors could be disadvantaged. The Company currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the Fund's Board of Directors will monitor each Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Separate Accounts may be required to withdraw its investment in the Fund or substitute shares of another fund for the current fund. This, in turn, could cause a Fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share ("NAV") is determined for each Fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Funds will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, and in particular the Acquiring Fund, uses a fair value pricing service approved by that Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of portfolio securities including foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations) held by either Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Board. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

TAXES

Each Fund has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Fund is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income and any capital gains. It is each Fund's intention to distribute all such income and gains.

Under current law, Plan participants and owners of variable contracts which have invested in a Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Fund. Each Fund intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M and the 1940
Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Fund does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Fund and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all funds shareholders. In particular, frequent trading can (i) cause a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. The Acquiring Fund may invest in securities that are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a fund's NAV for long-term shareholders. If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Funds.

The Funds are available for investment, directly or indirectly, through a variety of means, including: individual variable annuity contracts and individual variable life policies; group annuity contracts and corporate-owned life insurance ("COLI") policies issued by Hartford Life; and IRS-qualified investment plans, such as employer-sponsored retirement plans. With the exception of participants in a relatively small number of qualified investment plans (representing a small percentage of the assets of the Funds), individual investors do not participate directly in the Funds through ownership of shares. Rather, the overwhelming majority of participants invest in separate accounts maintained by Hartford Life in connection with its variable annuity and life insurance products, which in turn invest in the Funds. In all cases, exchange activity among the Funds occurs on an omnibus basis, which limits the ability of the Funds, themselves, to monitor or restrict the trading practices of individual investors in a meaningful way. Hartford Life has the ability to monitor and restrict trading practices of individual investors in most, but not all, cases.

In addition to these limitations on the Funds' ability to monitor and restrict individual trading practices, the varied mechanisms for participation in the Funds prevent the Funds from establishing policies for market timing and abusive trading that are enforceable on equal terms with respect to all direct and indirect investors in the Funds. Older versions of individual variable annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a Contract Owner can make during a specified time period or redemption fees on short-term trading activity. These contracts have not been sold by Hartford Life since the 1980's, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in the Funds. Further, many of the existing plan documents and agreements with third-party administrators for omnibus accounts do not contain terms that would enable the Funds, Hartford Life, or the plan sponsors to impose trading restrictions upon individual participants in those plans who may be deemed to be market timers or abusive traders.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of shares by Fund shareholders. The Board's policy is to discourage investors from trading in a Fund's shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of shares to the extent practicable. In addition, it is the Funds' policy to require the Funds' sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Fund. Once a portfolio manager reports such activities to Hartford Life, Hartford Life will identify all investors who transferred in or out of that fund on the day or days identified by the portfolio manager. Hartford Life will then review the list to determine whether the transfer activity violates the policies and procedures adopted by the Board with respect to frequent purchase and redemption of shares. Where Hartford Life cannot directly restrict the practices of an investor, Hartford Life will work with the appropriate financial intermediary to do so. The Funds reserve the right, in their sole discretion, to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the request or previous excessive trading activity, but have no obligation to do so. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

Hartford Life has developed and employs the following procedures with respect to restrictions on trading:

     o INDIVIDUAL VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS. Hartford Life presently sells only individual variable annuity contracts and individual variable life insurance policies that include contractual language reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. In addition, currently sold variable annuity contracts and variable life insurance policies contain terms that permit Hartford Life to limit the means by which Contract Owners and policy holders may conduct exchanges. Under Hartford Life's internal policies and procedures, any Contract Owner or policy holder who conducts in excess of twenty (20) exchanges in one policy/contract year is deemed to be an "Excessive Trader" for the remainder of the policy/contract year. With respect to any currently sold contract or policy, an Excessive Trader may only conduct exchanges in writing by U.S. mail or overnight delivery. Although subject to the Excessive Trader restrictions described above, Hartford Life's older Director I and Director II variable annuity contracts, which were sold in the 1980's, do not contain language expressly reserving for Hartford Life the right to restrict abusive trading activities and to revoke the exchange privileges of abusive traders. These contracts are no longer sold by Hartford Life, but holders of these contracts remain invested in Hartford Life's separate accounts, which in turn invest in shares of the Funds.

     o COLI PRODUCTS. With respect to COLI products offering investments in Hartford Life's Separate Accounts that participate in the Funds, Hartford Life imposes numeric restrictions on the frequency with which a Contract Owner may reallocate investment options. These restrictions vary by contract from four reallocations per contract year to those that permit twelve reallocations per contract year. In 2005, none of the COLI Contract Owners exceeded their respective reallocation limit.

     o GROUP ANNUITY PRODUCTS. With respect to group annuity products offering investments in Hartford Life's Separate Accounts that invest in shares of the Funds, Hartford Life serves as third-party administrator for the groups and, as such, has access to information concerning individual trading activity. Each group, however, maintains plan documents that govern the rights and obligations of plan participants and, accordingly, limits the ability of Hartford Life to restrict individual trading activity. Hartford Life is using reasonable efforts to work with plan sponsors to modify administrative services agreements between Hartford Life and the plans, as well as plan documents, in ways to enable Hartford Life to impose abusive trading restrictions that are reasonably designed to be as effective as those set forth above for individual variable annuity and variable life policyholders. Nonetheless, Hartford Life's ability to identify and deter frequent purchases and redemptions through omnibus accounts is limited, and success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of shares in this context depends significantly upon the cooperation of the third-party administrators and plan sponsors.

The use of fair value pricing can serve both to make the Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in shares resulting from the manner in which the NAV of the Funds' shares is determined each day. Frequent trading in shares can dilute the value of long-term shareholders' interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Funds' defenses against harmful excessive trading in shares. For additional information concerning the Funds' fair-value procedures, please refer to "Determination of Net Asset Value" found earlier in the prospectus.

INVESTMENT POLICY CHANGES

Hartford Blue Chip Stock HLS Fund, the Acquiring Fund, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in large and medium-sized blue chip growth companies, as indicated in this Proxy Statement/Prospectus. Upon approval of the LargeCap Growth Fund Reorganization, the Acquiring Fund will be renamed the Hartford LargeCap Growth HLS Fund. As such, it will also invest at least 80% of its assets in large capitalization companies. Shareholders were provided with at least 60 days' prior written notice of this and any other changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Company's Board without shareholder approval. To the extent authorized by law, the Company and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                   FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund for the period shown, assuming reinvestment of all dividends and distributions. The information for the period ended December 31, 2002 through December 31, 2005 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request. The information for the period ended December 31, 2001 has been audited by the Fund's former independent registered public accounting firm. The information from January 1, 2006 through June 30, 2006 is unaudited.

The following information presents the Fund's performance when it was managed by a previous sub-adviser. Hartford Investment Management became the Fund's sub-adviser on or about November 13, 2006.


                            CLASS IA-- PERIODS ENDED

                                    06/30/06          12/31/05         12/31/04      12/31/03      12/31/02    12/31/01
                                    --------          --------          --------      --------    ---------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning
  of period                        $  18.74           $  17.84         $  16.42     $  12.70    $  16.80       $ 19.63
Net investment income (loss)           0.03               0.07             0.10         0.03        0.01            --
Net realized and unrealized
  gain (loss) on Investments          (0.26)              0.98             1.35         3.69       (4.11)        (2.83)
                                   --------           --------         --------     --------    --------      --------

Total from investment operations      (0.23)              1.05             1.45         3.72       (4.10)        (2.83)
Less distributions:
  Dividends from net
    investment income                 (0.01)             (0.15)           (0.03)          --          --            --
  Distributions from net realized
    gain on Investments                                     --               --           --          --            --
  Distributions from capital                                --               --           --          --            --
                                   --------           --------         --------     --------    --------      --------
Total distributions                   (0.01)             (0.15)           (0.03)          --          --            --
                                   --------           --------         --------     --------    --------      --------
Net increase (decrease) in net
  asset value                         (0.24)              0.90             1.42         3.72       (4.10)        (2.83)
Net asset value, end of period     $  18.50           $  18.74         $  17.84     $  16.42    $  12.70      $  16.80
                                   ========           ========         ========     ========    ========      ========
TOTAL RETURN(a)                       (1.18%)(f)          5.85%            8.90%       29.30%     (24.40%)      (14.41%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                   $140,224           $155,020         $173,702     $182,530    $155,333      $239,597
Ratio of expenses to average
  net assets(b)                        0.89%(c)(d)(g)     0.81%(c)(d)      0.90%(c)     0.90%       0.92%         0.92%
Ratio of net investment income
  (loss) to average
  net assets                           0.32%(g)           0.32%            0.56%        0.22%       0.04%        (0.01%)
Fund turnover rate(e)                    16%                27%              26%          28%         37%           47%


(a) Returns include the fund level expenses, but exclude the insurance charges. If returns had taken into account insurance charges, performance would have been lower.

(b)  Ratios do not reflect reductions for expense offsets.

(c) The ratio of expenses to average net assets excludes commission recapture and custodian fee offset arrangements but includes waiver and/or expense reimbursements. Had the commission recapture and custodian offset arrangements been included, the ratio would have been 0.82% for the six-month period ended June 30, 2006, 0.81% for the period ended December 31, 2005 and 0.90% for the period ended December 31, 2004.

(d) During this time period, the fund's investment manager voluntarily agreed to waive 0.10% of the management fees. Without this waiver, the ratio of expenses to average net assets would have been higher.

(e) Fund turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f)  Not annualized.

(g)  Annualized.

                               INDEX OF APPENDICES



Appendix A:  Form of Plan of Reorganization

Appendix B:  Explanation of Strategies and Risks

Appendix C:  Beneficial Owners

            APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this _____ day of _______, 200_, by Hartford HLS Series Fund II, Inc., a Maryland
corporation ("Company"), with its principal place of business at ________________, on behalf of the Hartford Blue Chip Stock HLS Fund ("Acquiring Fund"), a separate series of the Company, and the Hartford Capital Opportunities HLS Fund ("Acquired Fund"), also a separate series of the Company.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of Class IA of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

     1.2. The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4.  Immediately  following  the actions  contemplated  by  paragraph  1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a PRO RATA basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class IA Acquiring Fund Shares to be so credited to the Class IA Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class IA Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class IA Acquiring Fund Shares in connection with the Reorganization.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

     1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of each Class IA Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the

Acquiring   Fund's   then-current   prospectus   and   statement  of  additional
information, and valuation procedures established by the Company's Board of Directors.

     2.3. The number of the Class IA Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Class IA Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

     2.4. All computations of value shall be made by [ ], in its capacity as [ ] for the Company[, and shall be subject to confirmation by the Company's ----------- ].

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be [February 2, 2007], or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company.

     3.2. The Company shall direct [ ], as custodian for the Acquired Fund ("Custodian"), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

     3.3. The Company shall direct Hartford Investor Services Company, LLC, in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class IA shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Company shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

                  (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                  (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

                  (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company's knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

                  (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

                  (n) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

                  (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

                  (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA Acquiring Fund Shares under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

                  (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or
(ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

                  (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (h) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

                  (i) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (l) The execution,  delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) The Class IA Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

                  (n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (o) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class IA Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5. The Company, on behalf of the Acquired Fund, will prepare and file a Proxy Statement (referred to in paragraph 4.1(o) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement

     5.6. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7. The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

     5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company's President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

     6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

     7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the

Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9. INDEMNIFICATION

     9.1. The Company, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

     9.2. The Company, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10. BROKERAGE FEES AND EXPENSES

     10.1. The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the proposed Reorganization will be borne solely by HL Investment Advisors, LLC. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 herein, no such amendment may have the effect of changing the provisions for determining the number of Class IA Acquiring Fund Shares to be issued to the Class IA Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of [Maryland] without regard to its principles of conflicts of laws.

     14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.


                                        HARTFORD  HLS SERIES FUND II,  INC.,  ON
                                        BEHALF   OF   ITS    HARTFORD    CAPITAL
                                        OPPORTUNITIES HLS FUND


                                        By: /s/ ________________________________


                                        Title: _________________________________




                                        HARTFORD  HLS SERIES FUND II,  INC.,  ON
                                        BEHALF OF ITS  HARTFORD  BLUE CHIP STOCK
                                        HLS FUND


                                        By: /s/ ________________________________


                                        Title: _________________________________



                                        WITH  RESPECT  TO  SECTION  10.2 OF THIS
                                        AGREEMENT, ACCEPTED AND ACKNOWLEDGED BY:

                                        HL INVESTMENT ADVISORS, LLC


                                        By: /s/ ________________________________


                                        Title: _________________________________

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS


INVESTMENT RISKS GENERALLY

Many factors affect each Fund's performance. There is no assurance that a Fund will achieve its investment goal (investment objective), and investors should not consider any one Fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). Each Fund may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques, which are incidental to each Fund's primary strategy, permit a Fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a Fund's portfolio investments. Hedging techniques may not always be available to the Funds, and it may not always be feasible for a Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Fund or increase volatility in a Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Each Fund may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

OTHER INVESTMENT COMPANIES

Each Fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund's investments in investment companies may include various exchange-traded Funds ("ETFs"), subject to the Fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

     o "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     o "QUBES" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     o    "iSHARES,"  which  are  securities  that  represent   ownership  in  a
          long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     o "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one such investment company.

                          APPENDIX C: BENEFICIAL OWNERS


The name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization as of October 20, 2006 are set forth below:

                     Hartford Capital Opportunities HLS Fund

o  BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS             o SHARES OWNED        o  % OWNED
   ----------------------------------------------------               ------------           -------
o  Union Security Insurance Company                                   o  1,532,482.543       o  100%
   PO Box 64272
   St. Paul, Minnesota 55164


                       Hartford Blue Chip Stock HLS Fund

o  BENEFICIAL OR RECORD OWNER OF SECURITIES AND ADDRESS             o SHARES OWNED        o  % OWNED
   ----------------------------------------------------               ------------           -------
o  Union Security Insurance Company                                   o  7,122,324.403       o  100%
   PO Box 64272
   St. Paul, Minnesota 55164


                                    Part B-1

                                     PART B

                        Hartford HLS Series Fund II, Inc.
                                  P.O. Box 2999
                        Hartford, Connecticut 06104-2999
--------------------------------------------------------------------------------

                       Statement of Additional Information

                                November 30, 2006


--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:

Hartford Capital Opportunities HLS Fund        Hartford Blue Chip Stock HLS Fund



This Statement of Additional Information is available to the shareholders of Hartford Capital Opportunities HLS Fund in connection with a proposed transaction whereby all of the assets and liabilities of Hartford Capital Opportunities HLS Fund will be transferred to Hartford Blue Chip Stock HLS Fund in exchange for shares of Hartford Blue Chip Stock HLS Fund.

This Statement of Additional Information of Hartford Blue Chip Stock HLS Fund consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Hartford HLS Series Fund II, Inc. (the "Company") dated May 1, 2006; and

2. The Financial Statements of Hartford Capital Opportunities HLS Fund and Hartford Blue Chip Stock HLS Fund as included in the Company's Annual Report filed for the year ended December 31, 2005 and the Semi-Annual Report filed for the period ended on June 30, 2006.


This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated November 30, 2006 relating to the transaction may be obtained, without charge, by writing to Hartford HLS Series Fund II, Inc., P.O. Box 2999, Hartford, Connecticut 06104-2999 or calling 1-800-862-6668. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.



                                    Part B-1

Shown below are financial statements for the Hartford Capital Opportunities HLS Fund ("Acquired Fund"), the Hartford LargeCap Growth HLS Fund and the Hartford Blue Chip Stock HLS Fund ("Acquiring Fund") and the Pro Forma Financial
Statements for the combined Hartford Blue Chip Stock HLS Fund (the "Combined Fund"), assuming this Reorganization and the Large Cap Growth Reorganization is consummated, as of June 30, 2006. The first table presents Statements of Assets and Liabilities for each Fund and estimated Pro Forma figures for the Combined Fund. The second table presents the Schedule of Investments for each Fund and estimated Pro Forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated Pro Forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.


PROFORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)
Hartford Blue Chip Stock HLS Fund (Acquiring)
Hartford Capital Opportunities HLS Fund (Acquired)
Hartford LargeCap Growth HLS Fund (Acquired)
(000's Omitted)



                                                     Hartford       Hartford Capital     Hartford                       Hartford
                                                  Blue Chip Stock    Opportunities    LargeCap Growth                Blue Chip Stock
                                                     HLS Fund          HLS Fund          HLS Fund                       HLS Fund
                                                 (Acquiring Fund)   (Acquired Fund)   (Acquired Fund)    Proforma       Proforma
                                                     6/30/2006         6/30/2006         6/30/2006      Adjustments     Combined
                                                  ---------------   ----------------  ---------------   -----------  ---------------
ASSETS
     Investments , at value                           $139,959          $11,746           $60,609       $    0         $212,314
     Cash, receivables and other assets                      0                3                 0            0                3
     Investment securities sold                            173                0                 0            0              173
     Fund shares sold                                       35                5                19            0               59
     Dividends and interest                                118                7                54            0              179
    Other assets                                             4                1                 6            0               11
                                                      --------          -------           -------       ------         --------
TOTAL ASSETS                                           140,289           11,762            60,688            0          212,739
                                                      --------          -------           -------       ------         --------
LIABILITIES
     Fund shares redeemed                                   48                1                82            0              131
     Investment management
         and advisory fee                                   10                1                 4            0               15
     Accrued expenses                                        7                5                 4            0               16
                                                      --------          -------           -------       ------         --------
TOTAL LIABILITIES                                           65                7                90            0              162
                                                      --------          -------           -------       ------         --------
NET ASSETS
     Net proceeds of capital stock,
         par value$.01 per share                       132,098           20,861            96,340            0          249,299
     Undistributed net investment
         income (loss)                                     239               24               157            0              420
     Accumulated net realized gain (loss)
         from sale of investments                      (13,252)          (9,930)          (38,930)           0          (62,112)
     Unrealized appreciation (depreciation) of
         investments in securities
         and futures contracts                          21,139              800             3,031            0           24,970
                                                      --------          -------           -------       ------         --------
TOTAL NET ASSETS                                      $140,224          $11,755           $60,598       $    0         $212,577
                                                      ========          =======           =======       ======         ========

OUTSTANDING SHARES                                       7,578            1,694             6,434       (4,216) (a)      11,490


NET ASSET VALUE                                         $18.50            $6.94             $9.42                        $18.50

COST OF SECURITIES                                    $118,821          $10,946           $57,578                      $187,345
                                                      ========          =======           =======                      ========



(a) Reflects increase (decrease) in shares due to differences in the net asset values of the funds.

THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.


                                    Part B-2

Hartford Blue Chip Stock HLS Fund (Acquiring Fund)
Proforma
Combined Schedule of Investments
AS OF 06/30/06
(Unaudited, 000's omitted)

                                                                    Hartford                          Hartford
                                                            Blue Chip Stock HLS Fund         Capital Opportunities HLS Fund
                                                                Acquiring Fund                        Target Fund 1^
                                                            Shares       Market Value +       Shares           Market Value +
                                                        --------------------------------   -----------------------------------
Common Stock                                 99.4%
   BASIC MATERIALS                            0.7%
          BHP Billiton Ltd. @                                 27  $             584
          Consol Energy, Inc.                                 13                593
          Fortune Brands, Inc.                                 5                355
                                                                 -------------------
                                                                              1,532

   CAPITAL GOODS                              4.3%
          Applied Materials, Inc.                             42                685
          Baker Hughes, Inc.                                  23              1,866
          Deere & Co.                                          7                576
          Honeywell International, Inc.                       19                774
          Illinois Tool Works, Inc.                           23              1,102
          International Game Technology                       33              1,256
          Manitowoc Company, Inc.                                                               3  $                   134
          Smith International, Inc.                           49              2,197
          United Technologies Corp.                            8                507
          Alcon, Inc.                                          2                148
                                                                 -------------------              -------------------------
                                                                              9,111                                    134

   CONSUMER CYCLICAL                          6.6%
          Amazon.com, Inc.*                                   18                704
          Best Buy Co., Inc.                                   8                446
          CDW Corp.                                                                             3                      178
          Cheesecake Factory, Inc.*                                                             5                      146
          Copart, Inc.*                                                                         4                      109
          eBay, Inc.*                                         21                603
          Home Depot, Inc.                                    48              1,732
          Kohl's Corp.*                                       37              2,205             3                      174
          Sysco Corp.                                         21                639
          Target Corp.                                        31              1,530
          Wal-Mart Stores, Inc.                               49              2,375             3                      154
                                                                 -------------------              -------------------------
                                                                             10,234                                    761


   CONSUMER STAPLES                           2.8%
          PepsiCo, Inc.                                       27              1,622             5                      318
          Procter & Gamble Co.                                36              2,023
                                                                 -------------------              -------------------------
                                                                              3,645                                    318


   ENERGY                                     7.4%
          Apache Corp.                                                                          2                      150
          BJ Services Co.                                                                       6                      231
          Chevron Corp.                                                                         2                       96
          EOG Resources, Inc.                                  2                139
          Exxon Mobil Corp.                                   29              1,773             4                      218
          Halliburton Co.                                                                       2                      154
          Murphy Oil Corp.                                    12                693
          Occidental Petroleum Corp.                                                            1                      133
          Schlumberger Ltd.                                   49              3,158
          Total S.A. ADR                                      12                799
          XTO Energy, Inc.                                                                      8                      341
          Noble Corp.                                                                           2                      147
                                                                 -------------------              -------------------------
                                                                              6,562                                  1,470

   FINANCE                                    21.9%
          Aflac, Inc.                                          3                158
          Aetna, Inc.                                         12                487             3                      100
          American Express Co.                                41              2,166
          American International Group, Inc.                  37              2,208             6                      351
          Ameriprise Financial, Inc.                           5                218
          Bank of America Corp.                                                                 2                      108
          Chicago Mercantile Exchange Holdings, Inc.           1                393
          Citigroup, Inc.                                     62              2,974             5                      259
          Commerce Bancorp, Inc.                                                                4                      153
          Countrywide Financial Corp.                         11                400             6                      228
          E Trade Financial Corp.*                            47              1,066
          Federal National Mortgage Association                                                 4                      193
          First Marblehead Corp.                                                                4                      219
          Franklin Resources, Inc.                            19              1,623
          Goldman Sachs Group, Inc.                           11              1,715
          Humana, Inc.*                                       18                945
          Legg Mason, Inc.                                    16              1,557
          Marsh & McLennan Cos., Inc.                         18                487
          Medco Health Solutions, Inc.*                        6                367
          Mellon Financial Corp.                              12                410
          Merrill Lynch & Co., Inc.                           23              1,607
          Morgan Stanley                                      10                607
          Northern Trust Corp.                                21              1,145
          Prudential Financial, Inc.                          11                878
          SLM Corp.                                           35              1,842             2                       95
          Charles Schwab Corp.                                79              1,255
          State Street Corp.                                  44              2,568
          TD Ameritrade Holding Corp.                         40                586             6                       85
          UBS AG @                                            16              1,719
          UCBH Holdings, Inc.                                                                   6                       95
          UnitedHealth Group, Inc.                            69              3,099
          Wellpoint, Inc.*                                    24              1,776
          Wells Fargo & Co.                                   20              1,355
                                                                 -------------------              -------------------------
                                                                             35,611                                  1,886


                                                                                            Hartford
                                                                                        Blue Chip Stock
                                                      Hartford                              HLS Fund
                                              LargeCap Growth HLS Fund                      Proforma
                                                   Target Fund 2                            Combined
                                              Shares        Market Value +            Shares      Market Value +
                                            -------------------------------          ----------------------------
Common Stock
   BASIC MATERIALS
          BHP Billiton Ltd. @                                                            27   $             584
          Consol Energy, Inc.                                                            13                 593
          Fortune Brands, Inc.                                                            5                 355
                                                                                            --------------------
                                                                                                          1,532

   CAPITAL GOODS
          Applied Materials, Inc.                                                        42                 685
          Baker Hughes, Inc.                                                             23               1,866
          Deere & Co.                                                                     7                 576
          Honeywell International, Inc.                                                  19                 774
          Illinois Tool Works, Inc.                                                      23               1,102
          International Game Technology                                                  33               1,256
          Manitowoc Company, Inc.                                                         3                 134
          Smith International, Inc.                                                      49               2,197
          United Technologies Corp.                                                       8                 507
          Alcon, Inc.                                                                     2                 148
                                                                                          --------------------
                                                                                                          9,245

   CONSUMER CYCLICAL
          Amazon.com, Inc.*                                                              18                 704
          Best Buy Co., Inc.                                                              8                 446
          CDW Corp.                              17   $                915               20               1,093
          Cheesecake Factory, Inc.*              18                    481               23                 627
          Copart, Inc.*                                                                   4                 109
          eBay, Inc.*                                                                    21                 603
          Home Depot, Inc.                                                               48               1,732
          Kohl's Corp.*                          16                    925               56               3,304
          Sysco Corp.                                                                    21                 639
          Target Corp.                                                                   31               1,530
          Wal-Mart Stores, Inc.                  16                    780               68               3,309
                                                    -----------------------                 --------------------
                                                                     3,101                               14,096


   CONSUMER STAPLES
          PepsiCo, Inc.                          31                  1,888               63               3,828
          Procter & Gamble Co.                                                           36               2,023
                                                    -----------------------                 --------------------
                                                                     1,888                                5,851


   ENERGY
          Apache Corp.                           11                    761               13                 911
          BJ Services Co.                        29                  1,095               35               1,326
          Chevron Corp.                           9                    571               11                 667
          EOG Resources, Inc.                                                             2                 139
          Exxon Mobil Corp.                      18                  1,110               51               3,101
          Halliburton Co.                        10                    772               12                 926
          Murphy Oil Corp.                                                               12                 693
          Occidental Petroleum Corp.              7                    682                8                 815
          Schlumberger Ltd.                                                              49               3,158
          Total S.A. ADR                                                                 12                 799
          XTO Energy, Inc.                       39                  1,707               47               2,048
          Noble Corp.                            14                  1,008               16               1,155
                                                    -----------------------                 --------------------
                                                                     7,706                               15,738

   FINANCE
          Aflac, Inc.                            16                    742               19                 900
          Aetna, Inc.                            18                    705               33               1,292
          American Express Co.                                                           41               2,166
          American International Group, I        36                  2,149               79               4,708
          Ameriprise Financial, Inc.                                                      5                 218
          Bank of America Corp.                  14                    667               16                 775
          Chicago Mercantile Exchange Hol                                                 1                 393
          Citigroup, Inc.                        27                  1,302               94               4,535
          Commerce Bancorp, Inc.                                                          4                 153
          Countrywide Financial Corp.            30                  1,154               47               1,782
          E Trade Financial Corp.*                                                       47               1,066
          Federal National Mortgage Assoc        18                    844               22               1,037
          First Marblehead Corp.                                                          4                 219
          Franklin Resources, Inc.                                                       19               1,623
          Goldman Sachs Group, Inc.                                                      11               1,715
          Humana, Inc.*                                                                  18                 945
          Legg Mason, Inc.                                                               16               1,557
          Marsh & McLennan Cos., Inc.                                                    18                 487
          Medco Health Solutions, Inc.*                                                   6                 367
          Mellon Financial Corp.                                                         12                 410
          Merrill Lynch & Co., Inc.                                                      23               1,607
          Morgan Stanley                                                                 10                 607
          Northern Trust Corp.                                                           21               1,145
          Prudential Financial, Inc.                                                     11                 878
          SLM Corp.                              12                    638               49               2,575
          Charles Schwab Corp.                                                           79               1,255
          State Street Corp.                                                             44               2,568
          TD Ameritrade Holding Corp.            39                    582               85               1,253
          UBS AG @                                                                       16               1,719
          UCBH Holdings, Inc.                                                             6                  95
          UnitedHealth Group, Inc.                                                       69               3,099
          Wellpoint, Inc.*                                                               24               1,776
          Wells Fargo & Co.                                                              20               1,355
                                                    -----------------------                 --------------------
                                                                     8,783                               46,280




                                    Part B-3

Hartford Blue Chip Stock HLS Fund (Acquiring Fund)
Proforma
Combined Schedule of Investments
AS OF 06/30/06
(Unaudited, 000's omitted)


                                                                   Hartford                           Hartford
                                                            Blue Chip Stock HLS Fund         Capital Opportunities HLS Fund
                                                                 Acquiring Fund                       Target Fund 1^
                                                            Shares       Market Value +       Shares          Market Value +
                                                         ---------------------------------  -----------------------------------
   HEALTH CARE                               15.2%
          Allergan, Inc.                                       5   $            579
          Amgen, Inc.*                                        32              2,074
          Baxter International, Inc.                                                            3    $                   114
          Boston Scientific Corp.*                                                              5                         87
          CVS Corp.                                           23                718             3                         91
          Cardinal Health, Inc.                                8                515
          Caremark Rx, Inc.                                   39              1,925
          Genentech, Inc.*                                    21              1,685
          Genzyme Corp.*                                                                        3                        160
          Gilead Sciences, Inc.*                              29              1,710
          GlaxoSmithKline plc ADR                              3                162
          Invitrogen Corp.*                                                                     2                        109
          Johnson & Johnson                                   19              1,126             2                        141
          Laboratory Corp. of America Holdings*
          Eli Lilly & Co.                                                                       4                        200
          Lincare Holdings, Inc.*                                                               3                        117
          Monsanto Co.                                        15              1,246
          Novartis AG @                                       18                961             2                        116
          Roche Holding AG @                                   3                545
          Pfizer, Inc.                                        40                928
          Quest Diagnostics, Inc.                             18              1,061
          St. Jude Medical, Inc.*                             22                716
          Schering-Plough Corp.                                                                15                        286
          Sepracor, Inc.*                                     20              1,120
          Stryker Corp.                                       21                901
          Teva Pharmaceutical Industries Ltd. ADR                                               6                        185
          Walgreen Co.                                                                          6                        251
          Wyeth                                               20                875
                                                                 -------------------              ---------------------------
                                                                             18,847                                    1,857

   SERVICES                                   7.7%
          Automatic Data Processing, Inc.                     36              1,624             2                        107
          H & R Block, Inc.                                                                     6                        131
          Cintas Corp.                                         3                135             2                         80
          Comcast Corp. Class A*
          FedEx Corp.                                                                           1                        137
          Grupo Televisa S.A. ADR                             21                398
          Harrah's Entertainment, Inc.                        16              1,125
          IMS Health, Inc.                                                                      6                        153
          Jacobs Engineering Group, Inc.*                                                       2                        175
          Marriott International, Inc. Class A                23                884
          McGraw-Hill Cos., Inc.                               4                201
          Monster Worldwide, Inc.*                             5                213
          Omnicom Group, Inc.                                  3                241             2                        156
          Paychex, Inc.                                        5                183
          E.W. Scripps Company                                 5                207
          Time Warner, Inc.                                   40                687             8                        146
          United Parcel Service, Inc. Class B                  7                552
          Viacom, Inc. Class B*                               26                922             3                         99
          Weight Watchers International, Inc.                                                   3                        102
          Westwood One, Inc.                                                                    7                         51
          Wynn Resorts Ltd.*                                  17              1,275
                                                                 -------------------              ---------------------------
                                                                              8,647                                    1,337


   TECHNOLOGY                                 30.4%
          Adobe Systems, Inc.*                                22                662             6                        194
          Affiliated Computer Services, Inc. Class A*                                           4                        183
          America Movil S.A. de C.V. ADR                      29                978
          American Tower Corp. Class A*                       40              1,242
          Analog Devices, Inc.                                31                996
          Apple Computer, Inc.*                               13                754             2                        114
          Cisco Systems, Inc.*                                99              1,932
          Citrix Systems, Inc.*                                                                 9                        377
          Cognos, Inc.*                                                                         3                         98
          Corning, Inc.*                                      38                914
          Danaher Corp.                                       55              3,544
          Dell, Inc.*                                         30                730
          Electronic Arts, Inc.*
          EMC Corp.*                                          63                693
          First Data Corp.                                    27              1,194
          Fisher Scientific International, Inc.*                                                2                        154
          Garmin Ltd.                                         10              1,065
          General Electric Co.                               162              5,330            11                        351
          Google, Inc.*                                        6              2,600
          Harman International Industries, Inc.                9                802
          Intel Corp.                                         25                476            13                        253
          International Business Machines Corp.                                                 3                        250
          Intuit, Inc.*                                       14                870
          Juniper Networks, Inc.*                             34                537
          Linear Technology Corp.                             30              1,015             8                        263
          Marvell Technology Group Ltd.*                      29              1,268
          Maxim Integrated Products, Inc.                     55              1,756
          Medtronic, Inc.                                     35              1,656             2                         77
          Microsoft Corp.                                    139              3,229            16                        380
          Motorola, Inc.                                                                       11                        218
          Nokia Corp.                                         72              1,463
          Oracle Corp.*                                       90              1,297
          Qualcomm, Inc.                                       8                317
          Rockwell Collins, Inc.                              10                531
          Rogers Communications, Inc. Class B                 12                481
          Symantec Corp.*                                                                      15                        236
          Telefonaktiebolaget LM Ericsson @                  146                480
          Telus Corp                                          20                787
          Texas Instruments, Inc.                             36              1,093
          Xilinx, Inc.                                        51              1,164
          Yahoo!, Inc.*                                       55              1,822
          Zebra Technologies Corp. Class A*                                                     3                        103
                                                                 -------------------              ---------------------------
                                                                             43,678                                    3,251



                                                                                                         Hartford
                                                                                                     Blue Chip Stock
                                                                   Hartford                              HLS Fund
                                                           LargeCap Growth HLS Fund                      Proforma
                                                                Target Fund 2                            Combined
                                                           Shares        Market Value +            Shares      Market Value +
                                                        -----------------------------------    --------------------------------
   HEALTH CARE
          Allergan, Inc.                                                                             5    $           579
          Amgen, Inc.*                                                                              32              2,074
          Baxter International, Inc.                        16    $               588               19                702
          Boston Scientific Corp.*                          38                    647               43                734
          CVS Corp.                                         20                    619               46              1,428
          Cardinal Health, Inc.                                                                      8                515
          Caremark Rx, Inc.                                                                         39              1,925
          Genentech, Inc.*                                                                          21              1,685
          Genzyme Corp.*                                    14                    836               17                996
          Gilead Sciences, Inc.*                                                                    29              1,710
          GlaxoSmithKline plc ADR                                                                    3                162
          Invitrogen Corp.*                                 10                    677               12                786
          Johnson & Johnson                                 18                  1,073               39              2,340
          Laboratory Corp. of America Holdings*             14                    865               14                865
          Eli Lilly & Co.                                   22                  1,194               26              1,394
          Lincare Holdings, Inc.*                                                                    3                117
          Monsanto Co.                                                                              15              1,246
          Novartis AG @                                     18                    960               38              2,037
          Roche Holding AG @                                                                         3                545
          Pfizer, Inc.                                                                              40                928
          Quest Diagnostics, Inc.                                                                   18              1,061
          St. Jude Medical, Inc.*                                                                   22                716
          Schering-Plough Corp.                             87                  1,654              102              1,940
          Sepracor, Inc.*                                                                           20              1,120
          Stryker Corp.                                                                             21                901
          Teva Pharmaceutical Industries Ltd. ADR           27                    853               33              1,038
          Walgreen Co.                                      37                  1,639               43              1,890
          Wyeth                                                                                     20                875
                                                               -----------------------                 -------------------
                                                                               11,605                              32,309

   SERVICES
          Automatic Data Processing, Inc.                   17                    753               55              2,484
          H & R Block, Inc.                                 31                    740               37                871
          Cintas Corp.                                                                               5                215
          Comcast Corp. Class A*                            23                    738               23                738
          FedEx Corp.                                        8                    982                9              1,119
          Grupo Televisa S.A. ADR                                                                   21                398
          Harrah's Entertainment, Inc.                                                              16              1,125
          IMS Health, Inc.                                  37                    980               43              1,133
          Jacobs Engineering Group, Inc.*                                                            2                175
          Marriott International, Inc. Class A                                                      23                884
          McGraw-Hill Cos., Inc.                                                                     4                201
          Monster Worldwide, Inc.*                                                                   5                213
          Omnicom Group, Inc.                               11                    971               16              1,368
          Paychex, Inc.                                                                              5                183
          E.W. Scripps Company                                                                       5                207
          Time Warner, Inc.                                 47                    820               95              1,653
          United Parcel Service, Inc. Class B                                                        7                552
          Viacom, Inc. Class B*                             14                    503               43              1,524
          Weight Watchers International, Inc.                                                        3                102
          Westwood One, Inc.                                                                         7                 51
          Wynn Resorts Ltd.*                                                                        17              1,275
                                                               -----------------------                 -------------------
                                                                                6,487                              16,471


   TECHNOLOGY
          Adobe Systems, Inc.*                              33                    990               61              1,846
          Affiliated Computer Services, Inc. Class A*       11                    542               15                725
          America Movil S.A. de C.V. ADR                                                            29                978
          American Tower Corp. Class A*                                                             40              1,242
          Analog Devices, Inc.                                                                      31                996
          Apple Computer, Inc.*                             15                    871               30              1,739
          Cisco Systems, Inc.*                                                                      99              1,932
          Citrix Systems, Inc.*                             56                  2,248               65              2,625
          Cognos, Inc.*                                     18                    501               21                599
          Corning, Inc.*                                                                            38                914
          Danaher Corp.                                                                             55              3,544
          Dell, Inc.*                                                                               30                730
          Electronic Arts, Inc.*                            13                    542               13                542
          EMC Corp.*                                                                                63                693
          First Data Corp.                                                                          27              1,194
          Fisher Scientific International, Inc.*                                                     2                154
          Garmin Ltd.                                                                               10              1,065
          General Electric Co.                              86                  2,825              259              8,506
          Google, Inc.*                                                                              6              2,600
          Harman International Industries, Inc.                                                      9                802
          Intel Corp.                                       76                  1,442              114              2,171
          International Business Machines Corp.             11                    845               14              1,095
          Intuit, Inc.*                                                                             14                870
          Juniper Networks, Inc.*                                                                   34                537
          Linear Technology Corp.                           40                  1,343               78              2,621
          Marvell Technology Group Ltd.*                                                            29              1,268
          Maxim Integrated Products, Inc.                                                           55              1,756
          Medtronic, Inc.                                   12                    544               49              2,277
          Microsoft Corp.                                  107                  2,500              262              6,109
          Motorola, Inc.                                    65                  1,307               76              1,525
          Nokia Corp.                                                                               72              1,463
          Oracle Corp.*                                                                             90              1,297
          Qualcomm, Inc.                                                                             8                317
          Rockwell Collins, Inc.                                                                    10                531
          Rogers Communications, Inc. Class B                                                       12                481
          Symantec Corp.*                                   63                    982               78              1,218
          Telefonaktiebolaget LM Ericsson @                                                        146                480
          Telus Corp                                                                                20                787
          Texas Instruments, Inc.                                                                   36              1,093
          Xilinx, Inc.                                                                              51              1,164
          Yahoo!, Inc.*                                                                             55              1,822
          Zebra Technologies Corp. Class A*                  8                    275               11                378
                                                               -----------------------                 -------------------
                                                                               17,757                              64,686


                                   Part B-4

HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING FUND)
Proforma
Combined Schedule of Investments
AS OF 06/30/06
(Unaudited, 000's omitted)



                                                              Hartford                           Hartford
                                                       Blue Chip Stock HLS Fund         Capital Opportunities HLS Fund
                                                           Acquiring Fund                     Target Fund 1^
                                                      Shares       Market Value +       Shares         Market Value +
                                                   ---------------------------------  -------------------------------------
   TRANSPORTATION                             1.1%
          Carnival Corp.                                                                        2   $                   73
          General Dynamics Corp.                              17   $          1,113
          Gentex Corp.                                                                          6                       85
          Union Pacific Corp.                                  5                474
                                                                 -------------------              -------------------------
                                                                              1,587                                    158

   UTILITIES                                  1.3%
          Kinder Morgan, Inc.                                                                   3                      280
          Questar Corp.                                                                         3                      219
                                                                                                  -------------------------
                                                                                                                       499

Total Common Stock                                                 $        139,454                  $              11,671
                                                                 -------------------              -------------------------

Short Term Investment                         0.5%
   FINANCE                                               Par                              Par
          State Street Bank Money Market
            Variable Rate, 4.77% #                         $ 178                178          $ 75                       75
          T Rowe Price Reserve Money Market
            Mutual Fund, 5.20% #                             327                327
                                                                 -------------------              -------------------------
Total Short Term Investment                                                     505                                     75

Total Investment in Securities                                     $        139,959                 $               11,746

Total Cost of Investment Securities                                $        118,821                 $               10,946



                                                                                                     Hartford
                                                                                                 Blue Chip Stock
                                                                   Hartford                          HLS Fund
                                                          LargeCap Growth HLS Fund                   Proforma
                                                               Target Fund 2^                        Combined
                                                          Shares      Market Value +          Shares       Market Value +
                                                       --------------------------------    ---------------------------------
   TRANSPORTATION                             1.1%
          Carnival Corp.                                         14   $            563                16   $            636
          General Dynamics Corp.                                                                      17              1,113
          Gentex Corp.                                                                                 6                 85
          Union Pacific Corp.                                                                          5                474
                                                                    -------------------                  -------------------
                                                                                   563                                2,308

   UTILITIES                                  1.3%
          Kinder Morgan, Inc.                                    11              1,084                14              1,364
          Questar Corp.                                          14              1,151                17              1,370
                                                                    -------------------                  -------------------
                                                                                 2,235                                2,734

Total Common Stock                                                    $         60,125                            $ 211,250
                                                                    -------------------                  -------------------

Short Term Investment                         0.5%
   FINANCE                                                  Par                                 Par
          State Street Bank Money Market
            Variable Rate, 4.77% #                            $ 484                484             $ 737                737
          T Rowe Price Reserve Money Market
            Mutual Fund, 5.20% #                                                                     327                327
                                                                    -------------------                  -------------------
Total Short Term Investment                                                        484                                1,064

Total Investment in Securities                                        $         60,609                     $        212,314

Total Cost of Investment Securities                                   $         57,578                     $        187,345


Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    *    Currently non-income producing.

    # Variable rate securities, the rate reported is the coupon rate in effect at June 30, 2006.

    @ The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,289, which represents 2% of total net assets.

    + See accompanying Notes to Financial Statements regarding valuation of securities.


    ^ As of June 30, 2006, all portfolio securities of the Target Funds would comply with the investment restrictions of the Acquiring Fund.


THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.


                                    Part B-5

PROFORMA STATEMENT OF OPERATIONS
Twelve months ending June 30, 2006
HARTFORD BLUE CHIP STOCK HLS FUND (ACQUIRING)
HARTFORD CAPITAL OPPORTUNITIES HLS FUND (ACQUIRED)
HARTFORD LARGE CAP GROWTH HLS (ACQUIRED)
(Unaudited, 000's Omitted)

                                                                 HARTFORD                 HARTFORD                     HARTFORD
                                                              BLUE CHIP STOCK       CAPITAL OPPORTUNITIES          LARGECAP GROWTH
                                                                 HLS FUND                 HLS FUND                     HLS FUND
                                                             (ACQUIRING FUND)          (ACQUIRED FUND)              (ACQUIRED FUND)
                                                                6/30/2006                6/30/2006                    6/30/2006
                                                              ---------------       ---------------------          ---------------
Net Investment Income:
  Income
     Interest Income                                                $216                     $16                          $78
     Dividend Income                                               1,470                     137                          768
     Less: Foreign tax withheld                                      (10)                     (1)                          (6)
                                                               ---------                 -------                     --------
  Total Income                                                     1,676                     152                          840
                                                               ---------                 -------                     --------
  Expenses:
     Investment advisory and management fees                       1,361                     120                          607
     Custodian fees, gross                                            13                      10                            8
     Directors' fees and expenses                                      2                       0                            1
     Other                                                            26                      15                           24
                                                               ---------                 -------                     --------
  Total expenses (before reimbursements and waivers)               1,402                     145                          640
     Expense waivers                                                (158)                    (27)                         (67)
     Custodian offset                                                  0                       0                           (2)
                                                               ---------                 -------                     --------
  Total expenses, net                                              1,244                     118                          571
                                                               ---------                 -------                     --------
Net Investment Income (Loss)                                         432                      34                          269
                                                               ---------                 -------                     --------
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) from investments &
     foreign currency transactions                                 8,968                     (42)                         236
  Net change in unrealized appreciation
     (depreciation) of investments                                   659                     463                        1,806
  Net unrealized appreciation on translation of
     other assets and liabilities in foreign currencies               (1)                      0                            0
                                                               ---------                 -------                     --------
Net Gain on Investments                                            9,626                     421                        2,042
                                                               ---------                 -------                     --------
Net Increase (Decrease) in Net Assets
     Resulting from Operations                                   $10,058                    $455                       $2,311
                                                               =========                 =======                     ========


                                                                                           HARTFORD
                                                                                       BLUE CHIP STOCK
                                                                                           HLS FUND
                                                                PROFORMA                   PROFORMA
                                                               ADJUSTMENTS                 COMBINED
                                                               -----------                 --------
Net Investment Income:
  Income
     Interest Income                                           $   0                         $310
     Dividend Income                                               0                        2,375
     Less: Foreign tax withheld                                    0                          (17)
                                                             -------                    ---------
  Total Income                                                     0                        2,668
                                                             -------                    ---------
  Expenses:
     Investment advisory and management fees                    (567)a                      1,521
     Custodian fees, gross                                        (5)b                         26
     Directors' fees and expenses                                  0                            3
     Other                                                       (10)c                         55
                                                             -------                    ---------
  Total expenses (before reimbursements and waivers)            (582)                       1,605
     Expense waivers                                             252 d                          0
     Custodian offset                                             (0)                          (2)
                                                             -------                    ---------
  Total expenses, net                                           (330)                       1,603
                                                             -------                    ---------
Net Investment Income (Loss)                                     330                        1,065
                                                             -------                    ---------
Realized and Unrealized Gain (Loss) on Investments
  Net realized gain (loss) from investments &
     foreign currency transactions                                 0                        9,162
  Net change in unrealized appreciation
     (depreciation) of investments                                 0                        2,928
  Net unrealized appreciation on translation of
     other assets and liabilities in foreign currencies            0                           (1)
                                                             -------                    ---------
Net Gain on Investments                                            0                       12,089
                                                             -------                    ---------
Net Increase (Decrease) in Net Assets
     Resulting from Operations                                  $330                      $13,154
                                                             =======                    =========


THE NOTES OF THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.


a   Decrease due to new management fee schedule of 0.65%
b   Elimination of duplicate fees
c   Elimination of duplicate fees
d With the reduction in management fees in Hartford Blue Chip Stock HLS Fund, the waiver will be eliminated


                                    Part B-6

ACQUIRING FUND
PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
JUNE 30, 2006
(UNAUDITED)

1) Description of the Fund


         The Acquiring Fund, Hartford Blue Chip HLS Fund, ("Acquiring Fund") a series of Hartford HLS Series Fund II, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.


         Acquiring Fund consists of one class of shares: Class IA.


2) Basis of Combination


         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Funds, Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund ("Target Funds"), both a series of Hartford HLS Series Fund II, Inc., by Acquiring Fund as if such acquisition had taken place as of June 30, 2006.

         Under the terms of the Plan of Reorganization, the combination of Target Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Funds in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Funds and Acquiring Fund have been combined as of and for the twelve months ended June 30, 2006. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.


         The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Funds included in their respective semi-annual reports dated June 30, 2006.

         The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Funds by Acquiring Fund had taken place as of June 30, 2006.


3) Significant Accounting Policies


         a) SECURITY TRANSACTIONS - Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

         b) SECURITY VALUATION AND INVESTMENT INCOME - The Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and
              (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.


                                    Part B-7

              Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

              Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

              Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

              Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.


         c) Use of Estimates - The preperation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.


4) Capital Shares


         The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at June 30, 2006, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Funds, as of June 30, 2006, divided by the net asset value per share of the shares of Acquiring Fund as of June 30, 2006 and the resulting factor is multiplied by the shares outstanding in the Acquired Fund. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2006:


                                                          ADDITIONAL SHARES
                                                          ASSUMED ISSUED IN
                                                           REORGANIZATION
                               SHARES OF ACQUIRING       FROM HARTFORD CAPITAL         TOTAL OUTSTANDING
                                      FUND                  OPPORTUNITIES                    SHARES
CLASS OF SHARES                  PRE-COMBINATION               HLS FUND                POST-COMBINATION
---------------                  ---------------               --------                ----------------
Class IA                              7,578                       637                        8,215


                                                          ADDITIONAL SHARES
                                                          ASSUMED ISSUED IN
                                                           REORGANIZATION
                               SHARES OF ACQUIRING      FROM HARTFORD LARGECAP         TOTAL OUTSTANDING
                                       FUND                     GROWTH                       SHARES
CLASS OF SHARES                  PRE-COMBINATION               HLS FUND                POST-COMBINATION
---------------                  ---------------               --------                ----------------
Class IA                              7,578                      3,275                       10,853


                                                          ADDITIONAL SHARES
                                                          ASSUMED ISSUED IN
                               SHARES OF ACQUIRING         REORGANIZATION              TOTAL OUTSTANDING
                                       FUND                      FROM                       SHARES
CLASS OF SHARES                  PRE-COMBINATION             TARGET FUNDS              POST-COMBINATION
---------------                  ---------------             ------------              ----------------
Class IA                              7,578                      3,912                      11,490


                                    Part B-8

5) Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.



                                    Part B-9